UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2012

Sierra Income Corporation

(Exact name of Registrant as specified in its charter)

Maryland	0-54650	45-2544432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Ave, 33rd Floor

New York, NY 10152

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 759-0777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 14, 2012, the stockholders of Sierra Income Corporation (the “Corporation”) approved an amendment to the Corporation’s Articles of Amendment and Restatement by filing the Second Articles of Amendment and Restatement of Sierra Income Corporation (the “Amendment”) with the State Department of Assessments and Taxation of the State of Maryland. The Amendment was previously deemed advisable by the Corporation’s Board of Directors, who submitted the matter to the Corporation’s stockholders for consideration. The Amendment made revisions to the Corporation’s Articles of Amendment and Restatement as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Corporation’s offering, and included the following, in relevant part:

•	Section 5.9 was added to specify, consistent with the terms found in the prospectus, that the standard for submission of stockholders to the Corporation shall be subject to the following:

•

The minimum permitted purchase in the Initial Public Offering by an individual prospective stockholder is $2,000 of the Corporation’s Common Stock, or such higher number as may be required by a state administrator and as set forth in the Prospectus or as required by the North American Securities Administrators Association.

•

Upon the original sale of common stock in the initial public offering, the purchasing stockholders will be admitted as stockholders not less than the last day of the calendar month following the date the subscription agreement was accepted by the Corporation. Subsequent subscriptions shall be accepted or rejected by the Corporation within 30 days of receipt; if rejected, all subscription funds shall be returned to the subscriber within 10 business days.

•

The Corporation shall amend its records at least once each calendar quarter to effect the assignment, transfer, or resale of common stock. For assignments, the Corporation shall recognize the assignment not later than the last day of the calendar month following receipt of notice of such assignment and any required documentation.

•	Section 5.10(b) was modified by adding a provision that specified that the Corporation’s common stock repurchase program would not impair the Corporation’s capital or operations.

•

Section 6.1. was modified by adding a provision that specified that the right to amendment the Corporation’s Articles of Incorporation is based upon the requisite approval by the board of directors and stockholders. Provision was further made to specify that the board of directors must declare any such amendment advisable and submit the same to the stockholders, and further noted that any amendment to the Articles of Incorporation must be approved by the affirmative vote of holders of shares entitled to cast a majority (or such greater proportion as may be required elsewhere in the Articles of Incorporation) of the votes entitled to be cast on the matter.

•	Section 8.2 was added to provide that no investment advisory agreement shall contain the following provisions:

•

Section 8.2(a) was added to provide that the Adviser has a fiduciary responsibility and duty to the Corporation and to the stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control.

•

Section 8.2(b) was added to provide that the Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation (unless provided otherwise in such agreement, neither the power of direction of the Adviser nor the exercise thereof by any person shall cause such person to have duties, including fiduciary duties, or liabilities relating thereto to the Corporation or any stockholder).

•	Section 8.2(c) was added to provide that the Adviser shall not have an exclusive right to sell or exclusive employment to sell assets for the Corporation.

•

Section 8.2(d) was added to provide that no rebates or give-ups may be received by the Adviser nor may the Adviser participate in any reciprocal business arrangement which would circumvent the NASAA Omnibus Guidelines.

•

Section 8.2(e) was added to provide that no payments, awards, commissions, or other compensation may be made to any person engaged to sell shares or give investment advice to a potential stockholder; however, this prohibition shall not prohibit the payment to a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or other properly-licensed person of normal and customary selling commissions for selling shares.

•

Section 8.2(f) was added to provide that the Adviser shall not be permitted to commingle the funds of the Corporation with the funds of any other person; however, this prohibition shall not prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliates of the Corporation, provided that the funds of the Corporation are protected from the claims of such other affiliates and creditors of such other affiliates.

•

Section 8.2(g) was added to provide that from time to time and not less than quarterly, the Adviser shall review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation shall distribute pro rata to the stockholders any cash distributions deemed appropriate for such distribution by the Adviser. In no event shall funds be advanced or borrowed solely for the purpose of such cash distributions. Any cash distributions to the Adviser shall be made only in conjunction with distributions to stockholders and as a result of any shares of common stock held by the Adviser. All such cash distributions shall be made only out of funds legally available therefor pursuant to Maryland law.

•

Section 8.4 was amended to provide that the Corporation has caused the Adviser to agree that in the event of the termination by the Adviser of the Investment Advisory Agreement between the Corporation and the Adviser, the Adviser shall pay all direct expenses incurred as a direct result of its withdrawal.

•

Section 11.1 was modified to add a provision that upon the affirmative vote of shares entitled to cast a majority of the votes entitled to be cast on the matter, stockholders may amend the Articles of Incorporation, without the necessity for concurrence by the Adviser.

•

Section 11.4(b) was modified to add a provision providing that the directors, including the independent directors, shall take reasonable steps to ensure that the Corporation shall cause to be prepared and mailed or delivered to each stockholder within 120 days after the end of each fiscal year of the Corporation, a report containing the same financial information contained in the Corporation’s Annual Report on Form 10-K filed by the Corporation under the 1934 Act.

•	Article XIII was amended to include definitions for 1934 Act and Business Day.

Capitalized terms not defined herein take the definitions provided in the Amendment. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Second Articles of Amendment and Restatement of Sierra Income Corporation, dated June 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2012	SIERRA INCOME CORPORATION

	By:	/s/ Richard T. Allorto, Jr
Richard T. Allorto, Jr.
Chief Financial Officer